UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 13, 2004

MADISON BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32867	59-3720289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35388 U.S. 19 North, Palm Harbor, FL 34684	34684
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 786-3888

Item. 12.	Results of Operations and Financial Condition

On January 13, 2004, Madison BancShares, Inc. issued a press release announcing its financial results for the 12 months ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Madison Bancshares, Inc.

Date: January 14, 2004	By:	/s/ Martin W. Gladysz

Chief Financial Officer (727) 786-3888

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EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Madison BancShares, Inc. Press Release

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